LITIGATION AND CLAIMS	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Note 15. LITIGATION AND CLAIMS

From time to time, the Company may be involved in various legal proceedings and claims arising in the ordinary course of business. The disposition of these additional matters, which may occur, individually or in the aggregate, is not expected to have a material adverse effect on the Company’s financial condition. However, depending on the amount and timing of such disposition, an unfavorable resolution of some or all of these matters could materially affect the future results of operations or cash flows in a particular period.

As of December 31, 2014, there was no accrual recorded for any potential losses related to pending litigation.